UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2023

Advantage Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38990	83-4629508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15310 Barranca Parkway, Suite 100 Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 797-2900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ADV	NASDAQ Global Select Market
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ADVWW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2023, Brian Stevens, the Chief Financial Officer and Chief Operating Officer of Advantage Solutions Inc. (the “Company”), entered into a Transition Services Agreement (the “Transition Agreement”) with the Company’s subsidiary, Advantage Sales & Marketing LLC (“ASM”), pursuant to which Mr. Stevens will transition out of his current role effective as of March 27, 2023, and continue on with ASM as a non-executive employee assisting on certain development projects during a transition period ending August 1, 2023 (unless Mr. Stevens’ employment terminates sooner for any reason).

Stevens Transition Agreement

The Transition Agreement provides that Mr. Stevens is eligible for continued employment with ASM through August 1, 2023 at his current compensation through such date, subject to earlier termination for any reason. Upon the occurrence of the transition date as a result of the expiration of the transition period on August 1, 2023 or his termination by ASM without cause, Mr. Stevens will be eligible to receive (a) severance payments in an amount equal to his base salary for 18 months following the date of separation, (b) 18 months of continued health insurance coverage at active employee rates, and (c) accelerated vesting of a portion of his outstanding and unvested time-based restricted stock units and stock option awards that were originally scheduled to vest on October 3, 2023, as if he had remain continuously employed with ASM through such date. Mr. Steven’s receipt of his severance benefits is subject to and conditioned upon his non-revocation of a separation agreement and general release attached to the Transition Agreement and his continued compliance with any restrictive covenants.

The foregoing description of the Transition Agreement is qualified in its entirety by reference to the full text of the Transition Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Appointment of Christopher Growe as Chief Financial Officer

On March 13, 2023, the Company approved the appointment of Christopher Growe as Chief Financial Officer, effective as of March 27, 2023.

Mr. Growe has served as a managing director since 2007 at Stifel, a global wealth management, investment banking and investment advisory company. As a managing director in the consumer and retail sector, Mr. Growe provided analyst coverage of food and tobacco stocks and offered guidance to institutional investors. Prior to joining Stifel, Mr. Growe was an analyst covering food, beverage and tobacco stocks with A.G. Edwards. He spent his early career in marketing at Anheuser-Busch and holds bachelor’s and master’s degrees in business administration from Saint Louis University.

There are no arrangements or understandings between Mr. Growe and any other persons pursuant to which he was appointed as an officer, and there are no family relationships between him and any director or executive officer of the Company. Mr. Growe has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Growe Employment Agreement

In connection with the appointment of Mr. Growe as Chief Financial Officer of the Company, the Company and Mr. Growe entered into an Employment Agreement (the “Growe Agreement”), pursuant to which Mr. Growe will commence employment on March 27, 2023 (unless otherwise mutually agreed between Mr. Growe and the Company) and will receive an annual base salary of $560,000 and a cash signing bonus of $100,000 (the “Signing Bonus”). Mr. Growe will also be eligible to receive a target bonus of 100% of his base salary and an annual equity award for 2023 under the Company’s 2020 Incentive Award Plan (the “Plan”) with an aggregate grant date fair value of 100% of his base salary. For fiscal year 2024 and thereafter, Mr. Growe will be eligible for an annual equity award under the Plan with an aggregate grant date fair value of 200% of his salary.

As provided in the Growe Agreement, the Company will also make a one-time equity grant of options to Mr. Growe under the Plan upon the commencement of his employment with the Company. The grant of options shall have a value of $1,600,000 determined using the Black-Scholes formula based on the closing stock price of the Company’s Class A common stock on the first business day of the calendar month following the month Mr. Growe commences employment with the Company. Such grant will vest over five years, in increments of one-fifth of the options on each of the five anniversary dates of the Effective Date; provided, however, that the options shall become fully vested upon a Change in Control (as defined in the Plan). The options shall have an exercise price of (1) the greater of (x) $2.50 or (y) the fair market value per share of the Company’s Class A common stock on the date of grant, with respect to 31.25% of the options; (2) $5.00, with respect to another 31.25% of the options; and (3) $10.00, with respect to the last 37.5% of the options; provided, however, that in no event shall any of the options be granted with an exercise price that is less than the fair market value per share of the Company’s Class A common stock on the date of grant. In all other respects, the options shall be subject to the terms and conditions of the Plan, the applicable option award agreement, and the other documents governing the options.

If the Company terminates Mr. Growe’s employment without cause or if Mr. Growe resigns for good reason, the Company will, subject to his execution and non-revocation of a general release and continued compliance with any restrictive covenants, pay him severance benefits of: (i) continued payment of base salary for 12 months following termination, (ii) payment to Mr. Growe of the Company’s portion of post-employment Company-sponsored healthcare insurance premiums under COBRA for 12 months following termination, (iii) pro-rated vesting of outstanding time-based equity awards scheduled to vest on the next applicable vesting date based on the number of days worked during the then-current vesting period, and (iv) pro-rated vesting of outstanding performance-based equity awards scheduled to vest on the next applicable vesting date based on the number of days worked during the then-current performance period (with performance stock units vesting based on actual performance). In addition, Mr. Growe’s vested and outstanding stock options will remain exercisable until the first anniversary of his termination date (or, if earlier, the original expiration date of such options). Mr. Growe is also entitled to certain severance benefits in the event his employment is terminated due to his death and disability.

Under the terms of the Growe Agreement, Mr. Growe has agreed not to disparage the Company during his employment term or at any time thereafter.

The foregoing description of the Growe Agreement is qualified in its entirety by reference to the full text of the Growe Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On March 14, 2023, the Company issued a press release regarding the executive transition matters described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K, including any information furnished in connection therewith, that may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected terms of severance arrangements, the commencement of employment by certain officers, and the future performance of the Company’s business. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. These forward-looking statements generally are identified by the words “may,” “should,” “expect,” “intend,” “will,” “would,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

Detailed risk factors affecting the Company are set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 1, 2023 and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Transition Agreement dated March 13, 2023, by and between Brian Stevens and Advantage Sales & Marketing LLC.

10.2	Employment Agreement dated March 13, 2023, by and between Advantage Solutions Inc. and Christopher Growe.

99.1	Press Release issued by Advantage Solutions Inc. dated March 14, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANTAGE SOLUTIONS INC.

Date: March 14, 2023	By:	/s/ Dean Kaye
Dean Kaye
Chief Financial Officer – North America